UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

DSS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference, LLP 1185 Avenue of the Americas New York, NY 10036 Tel: (212)-930-9700

DSS, INC.

6 Framark Drive

Victor, New York 14564

January 24, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [______], 2022

[__] A.M. EASTERN STANDARD TIME

To Our Stockholders:

DSS, Inc. (the “Company”) has entered into a Stock Purchase Agreement, dated January 18, 2022 (the “Stock Purchase Agreement”) with Alset EHome International, Inc. (“Alset EHome”) pursuant to which the Company will purchase 100% of the common stock of True Partner International Limited (the “True Partner International Common Stock”) and 62,122,908 shares of common stock, par value $0.01, of True Partner Capital Holding Limited, a Cayman Islands company (the “True Partner Common Stock,” and together with the True Partner International Common Stock, the “True Partner Shares”), from Alset EHome (the “True Partner Transaction”).

Upon consummation of the True Partner Transaction (the “True Partner Closing”), in exchange for the True Partners Shares, the Company will issue to Alset EHome, an aggregate of 11,397,080 newly issued shares of the Company’s common stock, par value $0.02 per share (the “DSS-TP Shares”).

Additionally, on January 18, 2022, the Company entered into a Stock Purchase Agreement wherein the Company will purchase 877,248,065 ordinary shares, no par value, (the “Alset Singapore Shares”) of Alset International Limited, a limited liability company incorporated and domiciled in the Republic of Singapore (“Alset Singapore”) from Alset EHome (the “Alset Singapore Transaction”).

Upon consummation of the Alset Singapore Transaction, (the “Singapore Closing”) The Company will issue Alset EHome, an aggregate 60,798,217 shares of common stock of the Company, par value $0.02 per share (the DSS-Alset Shares”).

The Company is holding a special meeting of its stockholders in order to obtain the stockholder approvals necessary to complete the True Partner Transaction, Alset Singapore Transaction and related matters. The Special Meeting will be held on [___________] 2022, at [__] a.m., Eastern Time. The Special Meeting will held at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084 (the “Special Meeting”). The attached Notice of Special Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about DSS Inc. that you should consider when you vote your shares.

At the Special Meeting, the Company’s stockholders will be asked:

1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 11,397,080 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;
2	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 60,798,217 shares of the Company’s common stock to Alset EHome pursuant to Alset Singapore Transaction;
3

Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;

4	Amendment to Bylaws: Approval of an amendment to DSS, Inc.’s bylaws reducing the number of shares of common stock need for a quorum from a majority to thirty-five percent (35%)

The foregoing items of business are described more fully in the accompanying Proxy Statement. Any other business that may properly come before the Special Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Special Meeting.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us on [_________], 2022.

Sincerely,

/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chairman of the Board

DSS, INC.

6 Framark Drive

Victor, NY 14564

Notice of Special Meeting of Stockholders

To Be Held on [_____________], 2022

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”), of DSS, Inc. (the “Company”) will be held on [__________], 2022, at [__] a.m., Eastern Time, at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084, for the following purposes:

Date:		[_________], 2022

Time:		[___] Eastern Standard Time

Place:		1400 Broadfield Blvd., Suite 100, Houston, TX 77084

Purposes:	1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 11,397,080 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

	2.	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 60,798,217 shares of the Company’s common stock to Alset EHome pursuant to Alset Singapore Transaction;

	3.	Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P.as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022; and

	4.	Approval of an amendment to the Bylaws of DSS, Inc.: To approve the amendment of the Bylaws of DSS Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy

Record Date:		The Board of Directors has fixed the close of business on January 28, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

+The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at [___].

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the Internet, or by telephone. You may also be entitled to vote in person at the meeting. Please refer to detailed instructions included in the accompanying proxy statement.

FOR THE BOARD OF DIRECTORS

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chairman of the Board

Victor, New York

January 24, 2022

DSS, INC.

6 Framark Drive

Victor, NY 14564

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [____________], 2022

TABLE OF CONTENTS

PROXY SOLICITATION AND GENERAL INFORMATION	5

QUESTIONS AND ANSWERS	6

PROPOSAL NO. 1— ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 11,397,080 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE TRUE PARTNER TRANSACTION.	11

Proposal	11
Stockholder Approval Requirement	12
Required Stockholder Vote and Recommendation of Our Board of Directors	12

PROPOSAL NO. 2— ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 60,798,217 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE ALSET SINGAPORE TRANSACTION.	13

Proposal	13
Stockholder Approval Requirement	13
Required Stockholder Vote and Recommendation of Our Board of Directors	14

PROPOSAL NO. 3— RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2021 and DECEMBER 31, 2022.	15

Proposal	15
Required Stockholder Vote and Recommendation of Our Board of Directors	15

PROPOSAL NO. 4.—APPROVAL OF AN AMENDMENT TO THE BYLAWS OF DSS, INC. TO CHANGE THE QUORUM REQUIREMENT FROM A MAJORITY OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY, TO AT LEAST THIRTY-FIVE PERCENT (35%) OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY	16

Proposal	16
Required Stockholder Vote and Recommendation of Our Board of Directors	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

OTHER MATTERS	18

WHERE YOU CAN FIND MORE INFORMATION	18

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Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the stockholders of DSS, Inc., a New York corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on [__________], 2022, at [ ] a.m., Eastern Time, 1400 Broadfield Blvd., Suite 100, Houston, TX 77084 (the “Special Meeting”). Accordingly, we encourage stockholders to vote either online or by mailing their proxy card as described below.

At the Special Meeting, stockholders will be asked:

1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 11,397,080 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

2.	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 60,798,217 shares of the Company’s common stock to Alset EHome pursuant to Alset Singapore Transaction;

3.	Ratification of Auditors. To ratify the appointment of Turner, Stone & Company, L.L.P.as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022; and

4.	Amendment to Bylaws. To approve an amendment to the bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy.

The Board of Directors has fixed the close of business on January 28, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Voting Rights and Votes Required

The close of business on January 28, 2022 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. As of the close of business on such date, we had outstanding and entitled to vote [________] shares of our common stock, par value $0.02 per share. You may vote your shares of common stock in person or by proxy. You may submit your proxy by telephone, via the internet or by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person, you may attend the Special Meeting and deliver your completed proxy card electronically or vote your shares in-person during the meeting.

The presence at the Special Meeting, whether in person or by valid proxy, of a majority of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Special Meeting. The record holder of each share of common stock entitled to vote at the Special Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Special Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Special Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

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Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the each of the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at DSS, Inc., 6 Framark Drive, Victor, New York, 14564 by delivery to us of a properly executed proxy bearing a later date, or by attending the meeting and voting in person at the Special Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Special Meeting.

The Company has engaged Alliance Advisors LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $25,000 in total.

American Stock Transfer & Trust Company is our transfer agent.

American Election Services, LLC shall act as inspector of elections at the Special Meeting.

Questions and Answers

The following are some questions that you, as a stockholder of the Company, may have about the Special Meeting, the proposals being considered at the Special Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Special Meeting. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Special Meeting?

A:	The Meeting will take place on [________], 2022, starting at [ ], Eastern Time at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on January 28, 2022, which is the record date for the Special Meeting (the “Record Date”), may vote at the Special Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had [__] shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

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Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 11,397,080 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

2.	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 60,798,217 shares of the Company’s common stock to Alset EHome pursuant to Alset Singapore Transaction;

3.	Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022; and

4.	Amendment to Bylaws. To approve an amendment to the Bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy.

The Board of Directors has fixed the close of business on January 28, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” each of the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Special Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Special Meeting?

A:	A quorum will exist at the Special Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Special Meeting for purposes of determining whether a quorum exists; broker non-votes are not counted for the purpose of determining the presence of a quorum at the Special Meeting as the Proposals to be considered would not be evaluated as routine by the NYSE.

Q:	Who will tabulate the votes?

A:	American Election Services, LLC will assist in the solicitation of proxies and act as inspector of elections at the Special Meeting.

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Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote

1.	To approve, the issuance of up to an aggregate of 11,397,080 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction	Majority of the shares present In-person or by proxy

2.	To approve, the issuance of up to an aggregate of 60,798,217shares of the Company’s common stock to Alset EHome pursuant to Alset Singapore Transaction	Majority of the shares present in-person or by proxy

3.	To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;	Majority of the shares present in-person or by proxy

4.	To approve an amendment to the bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy;	Majority of the shares present in-person or by proxy

Q:	What are broker non-votes?

A:

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.

Proposals 1 and 2 to approve the issuance of shares pursuant to the described transactions, Proposal 4, to approve a proposal to adjourn the Special Meeting, Proposal 5, to transact such other business as may be properly brought before the Special Meeting, and any adjournments thereof are “non-routine matters.”

Proposal 3 to ratify the Auditors is a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Special Meeting. Also, if you wish to vote in person at the Special Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting.

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Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.”

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Special Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Special Meeting are present in-person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Special Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Special Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in-person at the Special Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Special Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Special Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest internet proxy submitted prior to the Special Meeting will be counted), (ii) advise our Secretary at our principal executive offices (6 Framark Drive, Victor New York, 14564) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Special Meeting) or (iv) attend the Special Meeting and vote in-person. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Special Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

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Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at [(___) _________] or send a written request DSS, Inc., 6 Framark Drive, Victor New York, 14564, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Special Meeting?

A:	The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, American Stock Transfer and Trust Company, LLC at 1 (800) 937-5449 (U.S.) or by email at help@astfinancial.com .

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at DSS, Inc., 6 Framark Drive, Victor New York, 14564, Attention: Secretary.

10

PROPOSAL 1- ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 11,397,080 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE TRUE PARTNER TRANSACTION

Proposal

We are asking our stockholders to approve the issuance of up to 11,397,080 Shares our Common Stock to Alset EHome International, Inc. (“Alset EHome”) pursuant to and upon the terms and subject to the conditions set forth in the Stock Purchase Agreement entered into by the Company and Alset EHome on January 18, 2022.

Pursuant to Stock Purchase Agreement, the Company will purchase 62,122,908 shares of common stock, par value $0.01 (the “True Partner Shares”), of True Partner Capital Holding Limited, a Cayman Islands company ( “True Partner”), from Alset EHome (the “True Partner Transaction”).

Upon consummation of the True Partner Transaction (the “True Partner Closing”), in exchange for the True Partners Shares, the Company will issue to Alset EHome, an aggregate of 11,397,080 newly issued shares of the Company’s common stock, par value $0.02 per share (the “DSS-TP Shares”).

About True Partner

True Partner is a Hong Kong and U.S. based fund management group listed on the Hong Kong Stock Exchange with a focus on volatility trading in liquid markets. True Partner and its subsidiaries (together as the “True Partner Group”) manages funds and managed accounts on a discretionary basis using a global volatility relative value trading strategy involving the active trading of liquid exchange listed derivatives (including equity index options, large cap single stock options, as well as futures, exchange traded funds and equities) across major markets (including the U.S., Europe and Asia) and different time zones. The True Partner Group’s trading decisions are supported by our in-house proprietary trading platform (embedded with option pricing and volatility surface models) designed for our specific way of trading and which enables real-time pricing of implied volatilities, quantitative comparisons, risk management as well as speedy execution of trades.

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Rationale for the True Partner Transaction

Following the closing of the True Partner Transaction, True Partner will be integrated into DSS Securities, Inc. (“DSS Securities”), a wholly-owned subsidiary of the Company. In addition, the True Partner Transaction, and the integration of True Partner into DSS Securities, will greatly enhance the portfolio of the Finance and Asset Management Division of the Company and will allow the Company’s Securities Division to significantly expand its asset management service and capability.

Stockholder Approval Requirement

Our common stock is listed on the NYSE and, as a result, we are subject to the rules of the NYSE. We believe that the Exchange Offer will result in the issuance of more than 20% of our currently outstanding shares of common stock to a related party. As a result, stockholder approval of the issuance is required by Section 312.03 of the NYSE Listing Company Manual. Section 312.03 of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exchangeable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities convertible into or exercisable for common stock.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of NYSE Section 312.03.

Effect of the Issuance Proposal on Current Stockholders

If the Issuance Proposal is adopted, the issuance of such DSS-TP Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Interests of Certain Persons In Matters to be Acted Upon

Mr. Heng Fai Ambrose Chan, our director and Executive Chairman, is also Chairman of the Board, Chief Executive Officer, and the largest beneficial owner of the outstanding shares of Alset EHome. As a result, Mr. Chan has an interest in this Proposal I. Upon the issuance of DSS-TP Shares, Mr. Chan will own [22,191,755] or [___%] shares of the Company’s common stock.

Change of Control of the Company

Currently, Mr. Chan, our Director and Executive Chairman and the Chairman of the Board and Chief Executive Officer of Alset EHome, beneficially owns 24,432,095 or 30.6% of our outstanding common stock. Pursuant to Proposal I, the Company will issue 11,397,080 shares of the Company’s common stock to Alset EHome, and pursuant to Proposal II, the Company will issue 60,798,217 shares to Alset EHome.

Following the issuance of the issuance of the shares pursuant to both of the Issuance Proposals, Mr. Chan will beneficially own [___________] or [___]% of the Company’s outstanding common stock. Accordingly, the transactions described in the Issuance Proposals herein will result in a change of control of the Company.

Required Stockholder Vote and Recommendation of Our Board of Directors

Proposal 1 requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2- ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 60,798,217 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE ALSET SINGAPORE TRANSACTION.

Proposal

We are asking our stockholders to approve the issuance of up to 60,798,217 Shares our Common Stock to Alset EHome International, Inc. (“Alset EHome”) pursuant to and upon the terms and subject to the conditions set forth in the Stock Purchase Agreement entered into by the Company and Alset EHome on July 18, 2022.

Pursuant to Stock Purchase Agreement, the Company will purchase 877,248,065 ordinary shares, no par value, (the “Alset Singapore Shares”) of Alset International Limited, a limited liability company incorporated and domiciled in the Republic of Singapore (“Alset Singapore”) from Alset EHome (the “Alset Singapore Transaction”).

Upon consummation of the Alset Singapore Transaction, (the “Singapore Closing”) The Company will issue Alset EHome, an aggregate 60,798,217 shares of common stock of the Company, par value $0.02 per share (the DSS-Alset Shares”).

About Alset Singapore

Alset Singapore is an investment holding company listed on the Singapore Stock Exchange, which engages in EHome community development, SPAC management, food and beverage sales, direct sales, asset management and information technology. Alset Singapore’s portfolio includes portfolio includes property development and related services; information technology related businesses; development, research, testing, manufacturing, licensing and distribution of biomedical products; and investment activities. Property development includes actively acting as a developer for property projects and investing in property development projects. Information technology business are involved in information technology (IT) hardware and software research and development, and other businesses providing IT related services to end users, service providers and other commercial users via multiple platforms. Investment business includes trading of quoted securities, commodities and other derivatives and financial products. Biomedical business includes the development, research, testing, manufacturing, licensing and distribution of biomedical products.

Rationale for the Alset Singapore Transaction

Currently, the Company possesses extensive resources, including management expertise, in its financing, housing REIT, Secure Living and PureAir businesses. Following the Alset Singapore Transaction, the Company will be able to leverage its resources from its other businesses to spearhead into the EHome development sector.

Stockholder Approval Requirement

Our common stock is listed on the NYSE and, as a result, we are subject to the rules of the NYSE. We believe that the Exchange Offer may result in the issuance of more than 20% of our currently outstanding shares of common stock. As a result, stockholder approval of the issuance is required by Section 312.03 of the NYSE Listing Company Manual. Section 312.03 of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exchangeable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities convertible into or exercisable for common stock.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of NYSE Section 312.03.

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Effect of the Issuance Proposal on Current Stockholders

If the Issuance Proposal is adopted, the issuance of such DSS-Alset Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Interests of Certain Persons In Matters to be Acted Upon

Mr. Heng Fai Ambrose Chan, our director and Executive Chairman, is also Chairman of the Board, Chief Executive Officer, and the largest beneficial owner of the outstanding shares of Alset EHome. As a result, Mr. Chan has an interest in this Proposal I. Upon the issuance of DSS-TP Shares, Mr. Chan will own [22,191,755] or [___%] shares of the Company’s outstanding common stock.

Change of Control of the Company

Currently, Mr. Chan, our Director and Executive Chairman and the Chairman of the Board and Chief Executive Officer of Alset EHome, beneficially owns 24,432,095 or 30.6% of our outstanding common stock. Pursuant to Proposal I, the Company will issue 11,397,080 shares of the Company’s common stock to Alset EHome, and pursuant to Proposal II, the Company will issue 60,798,217 share to Alset EHome.

Following the issuance of the issuance of the shares pursuant to the Issuance Proposals, Mr. Chan will beneficially own [__________] or [___]% of the Company’s outstanding common stock. Accordingly, the transactions described in the Issuance Proposals herein will result in a change of control of the Company.

Required Stockholder Vote and Recommendation of Our Board of Directors

Proposal 1 requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 1.

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PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2022

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for fiscal years ending December 31, 2021 and December 31, 2022.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Turner, Stone & Company, L.L.P. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P., for audit and review services for the fiscal years ended December 31, 2021 and 2020 were approximately $75,000 and $0, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by our principal accountant, Turner, Stone & Company, L.L.P. pertaining to comfort letters related to our registered offerings during the years, consents for related registration statements and the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2021 and 2020 were approximately $3,000 and $0, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P. for tax compliance, tax advice and tax planning during the years ended December 31, 2021 and 2020 were approximately $0 and $0, respectively.

All Other Fees

There was $16,000 in fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P., for other related services during the years ended December 31, 2021 and $1,500 for 2020.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Turner, Stone & Company, L.L.P. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Turner, Stone & Company, L.L.P.

Required Stockholder Vote and Recommendation of Our Board of Directors

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2021 AND DECEMBER 31, 2022

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PROPOSAL NO. 4- APPROVAL TO AMEND THE BYLAWS OF DSS, INC. TO CHANGE THE QUORUM REQUIREMENT FROM A MAJORITY OF THE STOCK ISSUED AND OUTSTANDING, EITHER I PERSON OR BY PROXY, TO AT LEAST THIRTY-FIVE PERCENT (35%) OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY

Amendment to Bylaws

Article 5, Section 5.6 of the current Bylaws of the Company require the votes of the holders of a majority of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy, in order to constitute a quorum at such meetings. Under Section 608 of the New York Business Corporation Law, the Company may lower its quorum requirement to the holders of one-third of the stock issued and outstanding and entitled to vote at all meetings. Pursuant to Article 11 of the Bylaws of the Company, only the shareholders of the Company will have the power to amend the Bylaws to change the quorum for meetings of shareholders.

The Board of Directors believes that it is in the Company’s best interest to amend the Bylaws to decrease the quorum requirement for all meetings of stockholders to the holders of thirty-five percent (35%) of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy.

Rationale for the Amendment

The Board believes that without the proposed amendment, there is an increasing danger that the Company will not be able to obtain a quorum at future stockholder meetings, thus hindering the Company’s ability to conduct business. Due to the size and how dispersed the Company’s stockholder base is, it has become increasingly more difficult to obtain the current quorum as contained in the Bylaws at stockholder meetings, and as a result the Company’s ability to conduct business has become impaired. Without stockholder consent, the Company may not be able to, among other things, alter or amend its stock option plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions. The Board believes that the proposed amendment will increase the likelihood that the Company will be able to obtain a quorum.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of an amendment to the Company’s Bylaws to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 4

Vote Required and Recommendation of Board

Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of January [__], 2022, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our board of directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 7,9745,886 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Share Beneficially Owned
Heng Fai Ambrose Chan (1)	24,432,095	30.6%
John “JT” Thatch	1,020	*
Sassuan (Samson) Lee	1,020	*
José Escudero	1,020	*
Frank D. Heuszel	2,493	*
Wai Leung William Wu	1,020	*
Jason Grady	2,493	*
Todd D. Macko	1,667	*
Tung Moe Chan	-	-
All officers and directors as a group (9 persons)	24,442,828	30.6%
5% Shareholders
Global BioMedical Pte Inc. (2)	9,956,344	12.49%
Alset EHome International, Inc.	12,155,591	15.24%
* Less than 1%.

(1)

Consists of (a) 59,552 shares of Common Stock held by Heng Fai Holdings Limited; (b) 16,667 shares of Common Stock held by BMI Capital Partners International Limited; (c) 1,555,000 shares of Common Stock held by Heng Fai Holdings Limited (CS,HK); (d) 474,060 shares of Common Stock held individually; (e) 214,881 shares of Common Stock held by LiquidValue Development Pte Ltd.; (f) (i) 7,716,004 shares of Common Stock and (ii) 2,240,340 shares of Common Stock that could be obtained upon the conversion of shares of Series A Preferred Stock held by Global Biomedical Pte. Ltd., giving effect to a beneficial ownership conversion limitation; and (g) 12,155,591 shares of Common Stock held by Alset EHome International, Inc.

(2)

Consists of (a) 7,716,004 shares of Common Stock and (b) 2,240,340 shares of Common Stock that could be obtained upon the conversion of shares of Series A Preferred Stock, giving effect to a beneficial ownership conversion limitation.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Additionally, you may access our filings with the SEC through the ‘Investors/Corporate Governance section of our website at www.dsssecure.com.

Upon written or oral request to our Secretary at DSS, Inc. 6 Framark Drive, Victor, New York 14564, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement.

The Company’s Common Stock is listed on the New York Stock Exchange and trades under the symbol “DSS.”

INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company’s Current Reports on Form 8-K, filed with the SEC during the fiscal year ended December 31, 2021 and on January 19, 2022, as amended on January 21, 2022. Information contained on our website, www.dsssecure.com is not incorporated by reference in, and does not constitute part of, this proxy statement.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting are incorporated by reference in this proxy statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.

By Order of the Board of Directors,

/s/Heng Fai Ambrose Chan
Heng Fai Ambrose Chan, Chairman of the Board

Dated: January 24, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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